UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2007

Indevus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-18728	04-3047911
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

33 Hayden Avenue

Lexington, Ma 02421-7966

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(781-861-8444)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02	Results of Operations and Financial Condition.

The following information contained in this report on Form 8-K under Item 2.02 is being furnished by Indevus Pharmaceuticals, Inc. (the “Company”). This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On February 7, 2007, the Company issued a press release announcing its first quarter fiscal 2007 results and the timing of a related conference call. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On February 7, 2007, the Company issued a press release announcing its first quarter fiscal 2007 results and the timing of a related conference call. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Document Description

99.1	Press Release issued on February 7, 2007

Forward-Looking Statements

This filing may contain forward-looking statements that involve risks and uncertainties that could cause the Company’s actual results and financial condition to differ materially from those anticipated by the forward-looking statements. These risks and uncertainties are set forth in the Company’s filings under the Securities Act of 1933 and the Securities Exchange Act of 1934 under “Risk Factors” and elsewhere, and include, but are not limited to: dependence on the success of SANCTURA, SANCTURA XR and NEBIDO; the early stage of product candidates under development; uncertainties relating to clinical trials, regulatory approval and commercialization of our products, particularly SANCTURA, SANCTURA XR and NEBIDO®; risks associated with contractual agreements, particularly for the manufacture and co-promotion of SANCTURA and SANCTURA XR and the manufacture of NEBIDO; dependence on third parties for manufacturing, marketing and clinical trials; competition; need for additional funds and corporate partners, including for the development of our products; failure to acquire and develop additional product candidates; history of operating losses and expectation of future losses; product liability and insurance uncertainties; risks relating to the Redux-related litigation; the ability to obtain the requisite approvals of the stockholders of Indevus and Valera Pharmaceuticals, Inc. to the proposed merger as well as complete the merger; the risk that the businesses of Valera and Indevus will not be integrated successfully; the risk that the cost savings and any other synergies from the merger may not be fully realized or may take longer to realize than expected; market acceptance for the merger and approved products; risks of regulatory review and clinical trials; disruption from the merger making it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third party relationships and revenues; our reliance on intellectual property and having limited patents and proprietary rights; dependence on market exclusivity; valuation of our common stock; risks related to repayment of debts; risks related to increased leverage; and other risks.

2

Additional Merger Information and Where to Find It

In connection with the merger between Indevus and Valera, Indevus filed a registration statement on Form S-4 with the SEC on January 29, 2007, containing a preliminary joint proxy statement/prospectus and other relevant materials. The information in such preliminary joint proxy statement/prospectus is not complete and may be changed. Such preliminary joint proxy statement/prospectus is not an offer to sell and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. The final joint proxy statement/prospectus will be mailed to the stockholders of Indevus and Valera. INVESTORS AND SECURITY HOLDERS OF INDEVUS AND VALERA ARE URGED TO READ THE FINAL JOINT PROXY STATEMENT/PROSPECTUS AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT INDEVUS, VALERA AND THE MERGER. The registration statement and joint proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by Indevus or Valera with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents (when they are available) filed with the SEC by Indevus by directing a request to: Indevus Pharmaceuticals, Inc., 33 Hayden Avenue, Lexington, MA 02421-7966, Attn: Investor Relations. Investors and security holders may obtain free copies of the documents filed with the SEC by Valera by contacting Valera Pharmaceuticals, Inc., 7 Clarke Drive, Cranbury, NJ 08512 Attn: Investor Relations.

Participants in the Merger Solicitation

Indevus, Valera and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Indevus and Valera in favor of the merger. Information about the executive officers and directors of Indevus and their ownership of Indevus common stock is set forth in Indevus’ Annual Report on Form 10-K for the year ended September 30, 2006, which was filed with the SEC on December 7, 2006, as amended by the Annual Report on Form 10-K/A filed with the SEC on January 26, 2007, and the preliminary joint proxy statement/prospectus contained in the registration statement on Form S-4 filed by Indevus with the SEC on January 29, 2007. Information regarding Valera’s directors and executive officers and their ownership of Valera common stock is set forth in Valera’s Annual Report on Form 10-K for the year ended December 31, 2005, which was filed with the SEC on March 20, 2006. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Indevus, Valera and their respective executive officers and directors in the merger by reading the joint proxy statement/prospectus regarding the merger when it becomes available.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEVUS PHARMACEUTICALS, INC.

Dated: February 7, 2007	By:	/s/ Michael W. Rogers
Michael W. Rogers

Executive Vice President, Chief Financial Officer and Treasurer

4